Goodwill	12 Months Ended
Dec. 31, 2022
Changes in goodwill [abstract]
Goodwill
13. Goodwill
As of December 31, 2022 all goodwill relates to the Lamaque CGU. Goodwill is tested for impairment annually on December 31 and when circumstances indicate that the carrying value may not be recoverable. Impairment is determined for goodwill by assessing the recoverable amount of the CGU. The recoverable amount of the Lamaque CGU is based on the net present value of future cash flows expected to be derived from the CGU. The recoverable amount used by the Company represents the CGU’s FVLCD, a Level 3 fair value measurement, as it was determined to be higher than value in use.
The significant assumptions used for determining the recoverable amount of goodwill in the Lamaque CGU are reflected in the table below. Management used judgement in determining estimates and assumptions with respect to discount rates, future production levels including amounts of recoverable reserves, resources and exploration potential, operating and capital costs, long-term metal prices and estimates of the fair value of mineral properties beyond proven and probable reserves. Metal pricing assumptions were based on consensus forecast pricing, and the discount rates were based on a weighted average cost of capital, adjusted for country risk and other risks specific to the CGU. Cash flows were projected through to 2031. Changes in any of the assumptions or estimates used in determining the fair values could impact the recoverable amount of goodwill analysis.

	2022	2021

Gold price ($/oz)	$1,725 - $1,600	$1,800 - $1,550
Discount rate	6% - 7%	5% - 6%

The estimated recoverable amount of the Lamaque CGU including goodwill exceeded its carrying amount as at December 31, 2022 by approximately $247,000. Impairment would result from a decrease in the long-term gold price of $200 per ounce, or an increase in operating expenditures by 18% with all other assumptions being kept consistent.